SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                 ______________


                                    FORM 8-K


                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934



         Date of Report (Date of earliest event reported): April 8, 1997




                              Derma Sciences, Inc.
             (Exact name of registrant as specified in its charter)





   Pennsylvania                      1-31070                  23-2328753
(State or other jurisdiction     (Commission                 (IRS employer
   of incorporation)              File Number)           identification number)







                              121 West Grace Street
                               Old Forge, PA 18518
                                 (717) 457-1232
                    (Address including zip code and telephone
                     number, of principal executive offices)





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Item 5.  Other Events

     The Board of Directors of Derma Sciences, Inc. (the "Registrant") has recently authorized the hiring of Richard S. Mink and Charles F. Caudell III as Vice President for Marketing and Vice President for Sales, respectively. The Registrant has executed employment agreements with Messrs. Mink and Caudell, which, inter alia, provide as follows: (1) base salary of $150,000 per year, together with (in the case of Richard Mink only) a $25,000 sign-on bonus; (2) incentive compensation as may be awarded upon the recommendation of the Office of the Chief Executive and approved by the Board of Directors; provided, however, incentive compensation, if any, shall be predicated upon the extent to which the Registrant attains its earnings goals and the extent of the officer's contributions thereto; and (3) 150,000 non-qualified stock options, exercisable at the lower of $1.1875 or the per share price in the Registrant's contemplated private offering, which options become exercisable to the extent of 50%, 75% and 100% upon completion of six, eighteen and twenty-four months of employment, respectively.

     These options become 100% exercisable if the officer becomes disabled, the agreement is terminated by the Registrant other than "for cause," the agreement is terminated by the officer for the Registrant's breach, upon the sale of substantially all of the stock or assets of the Registrant, or upon the merger or consolidation of the Registrant in which the Registrant is not the surviving entity. Upon the sale of substantially all of the stock or assets of the Registrant, or upon the merger or consolidation of the Registrant in which the Registrant is not the surviving entity, the Registrant shall pay the officer a severance payment equal to the greater of his salary for the remaining term of the agreement or $150,000. The officer may not disclose any confidential information of the Registrant during or after the term of the agreement, and may not compete with the Registrant during the term of the agreement and for a period of one year thereafter. These employment agreements are attached hereto as Exhibits 10.01 and 10.02.

     Robert P. DiGiovine has been promoted to the position of Vice President for Scientific Affairs. His former position was Director of Regulatory Compliance and Product Development. The Registrant has executed an amendment to Mr. DiGiovine's employment agreement that, inter alia, provides as follows: (1) base salary of $100,000 vice $80,000; and (2) incentive compensation as may be awarded upon the recommendation of the Office of the Chief Executive and approved by the Board of Directors; provided, however, incentive compensation, if any, shall be predicated upon the extent to which the Registrant attains its earnings goals and the extent of Mr. DiGiovine's contributions thereto.

     Stock options granted in the original agreement now become 100% exercisable if Mr. DiGiovine becomes disabled, the agreement is terminated by the Registrant other than "for cause," the agreement is terminated by Mr. DiGiovine for the Registrant's breach, upon the sale of substantially all of the stock or assets of the Registrant, or upon the merger or consolidation of the Registrant in which the Registrant is not the surviving entity. Upon the sale of substantially all of the stock or assets of the Registrant, or upon the merger or consolidation of the Registrant in which the Registrant is not the surviving entity, the Registrant shall pay Mr. DiGiovine a severance payment equal to the greater of his salary for the remaining term of the agreement or $100,000. He may not disclose any confidential information of the Registrant during or after the term of the agreement, and may not compete with the Registrant during the term of the agreement and for a period of one year thereafter. This employment agreement is attached hereto as Exhibit 10.03.

     The Board of Directors has approved certain amendments to the employment agreement of Edward J. Quilty, Chairman of the Board. The agreement has been amended to provide: (1) base compensation of $125,000 vice $75,000; (2) repricing of stock options granted in the original agreement to the lower of $1.1875 or the per share price in the Registrant's contemplated private offering; and (3) accelerated vesting relative to the aforementioned options. This amended and restated employment agreement is attached hereto as Exhibit 10.04.

     The Board of Directors has granted a total of 300,000 "non-qualified" stock options to the following members of senior management: Edward J. Quilty, John T. Borthwick, Gary L. Borthwick, Charles F. Caudell III, Robert P. DiGiovine and Richard S. Mink. The six stock option agreements relative to the foregoing options are identical and provide for a grant of 50,000 stock options each, 10,000 of which are immediately vested, and the remainder of which vest in 10,000 increments on April 8 each year up to April 8, 2001 at which time the options will be fully vested. Vesting of the foregoing options may accelerate as follows: (1) 25,000 of the options will vest if either net sales exceed $6,000,000 in a 12 consecutive month period or the Registrant's common stock price for 180 consecutive days exceeds $3.00 per share; and (2) all 50,000 of the options will vest if either net sales exceed $8,000,000 in a 12 consecutive month period or the Registrant's common stock price for 180 consecutive days exceeds $5.00 per share. The options expire April 8, 2007. These option agreements are attached hereto as Exhibits 10.05, 10.06, 10.07, 10.08, 10.09 and 10.10.
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     Statements that are not historical  facts,  including  statements about the
Registrant's confidence and strategies, expectations about new or existing products, technologies and opportunities, and market demand or acceptance of new or existing products are forward-looking statements that involve risks and uncertainties. These uncertainties include, but are not limited to, product demand and market acceptance risks, impact of competitive products and prices, product development, commercialization or technological delay or difficulties, and trade, legal, social and economic risks.

Item 7.  Financial Statements and Exhibits

         (a)  Not applicable
         (b)  Not applicable
         (c)  Exhibits:

  Number            Description
  10.01             Employment Agreement dated April 14, 1997 between the
                    Registrant and Richard S. Mink.
  10.02             Employment Agreement dated April 21, 1997 between the
                    Registrant and Charles F. Caudell, III.
  10.03             Employment Agreement - Amendment and Restatement dated
                    April 30, 1997 between the Registrant and Robert P.
                    DiGiovine.
  10.04             Employment Agreement - Amendment and Restatement dated
                    May 2, 1997 between the Registrant and Edward J. Quilty.
  10.05             Senior Management Stock Option Agreement dated April 30,
                    1997 between the Registrant and Edward J. Quilty.
  10.06             Senior Management Stock Option Agreement dated April 30,
                    1997 between the Registrant and John T. Borthwick.
  10.07             Senior Management Stock Option Agreement dated April 30,
                    1997 between the Registrant and Gary L. Borthwick.
  10.08             Senior Management Stock Option Agreement dated April 21,
                    1997 between the Registrant and Charles F. Caudell III.
  10.09             Senior Management Stock Option Agreement dated April 30,
                    1997 between the Registrant and Robert P. DiGiovine.
  10.10             Senior Management Stock Option Agreement dated April 14,
                    1997 between the Registrant and Richard S. Mink.




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     Pursuant to the  requirements  of the Securities  Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                     DERMA SCIENCES, INC.



Date:  May 6, 1997                   By:  /s/ John T. Borthwick
                                          ---------------------
                                          John T. Borthwick
                                          President